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                                                                  EXHIBIT 23.2


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 14, 2001, included in Ultramar Diamond Shamrock Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our firm included in this Registration Statement.

                                             /s/ ARTHUR ANDERSEN LLP


San Antonio, Texas
August 1, 2001